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                                                                      EXHIBIT 23

Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-15471, 33-37781, 33-58947, 33-64828, 333-04517,
333-57975 and 333-60279) of Bindley Western Industries, Inc. of our report dated February 24, 1999, appearing on page F-1 of this Form 10-K.



PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 30, 1999

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